UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/16/2009

RASER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32661

DELAWARE	87-0638510
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5152 North Edgewood Drive, Suite 375
Provo, Utah 84604
(Address of principal executive offices, including zip code)

(801) 765-1200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

As previously reported in Raser Technologies, Inc.'s (the "Company") Current Report on Form 8-K filed on May 21, 2008, on May 16, 2008, the Company and its subsidiary, Thermo No. 1 BE-01, LLC ("Thermo"), entered into a financing commitment letter (the "Financing Commitment") with Merrill Lynch, Pierce, Fenner & Smith Incorporated relating to the project financing and tax equity funding for the Thermo No. 1 geothermal power plant (the "Project").

As previously reported in the Company's Current Report on Form 8-K filed on September 5, 2008, on August 31, 2008, pursuant to the Financing Commitment, Thermo entered into several agreements (the "Thermo Financing Agreements"), whereby the Company finalized the project financing arrangements contemplated by the Financing Commitment. The Thermo Financing Agreements provide project financing and tax equity capital for the Project.

The Thermo Financing Agreements currently require the Company to achieve final completion of the Project by October 16, 2009. On October 16, 2009, the parties to the Thermo Financing Agreements entered into a Schedule Z Amendment (the "Schedule Z Amendment") whereby the final completion date was reset to November 2, 2009.   Over the next few weeks, the Company intends to amend the Thermo Financing Agreements in order to be consistent with recent tax law changes under the American Recovery and Reinvestment Act of 2009. The Company also intends to amend other provisions and deadlines in the Thermo Financing Agreements related to bringing the Project to full capacity.

The foregoing description of the Schedule Z Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Schedule Z Amendment, a copy of which is filed as an exhibit hereto and is hereby incorporated by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 is contained in Item 1.01 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
Exhibit No.         Description
10.1        Schedule Z Amendment, dated as of October 16, 2009, among Thermo No. 1 BE-01, LLC, Deutsche Bank Trust Company Americas, The Prudential Insurance Company of America, Intermountain Renewable Power, LLC, Merrill Lynch, Pierce, Fenner and Smith Incorporated, Raser Technologies, Inc., and Raser Power Systems, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

Date: October 16, 2009	By:	/s/ Martin F. Petersen
Martin F. Petersen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Schedule Z Amendment